THIRD QUARTER 2018 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. PAGE 2

CORPORATE OVERVIEW $6.3 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory and estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Specialty Finance Community Bank Loans and Leases Loans and Leases $2.45 billion $2.51 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 74% 51% Personal Community Banking 26% Specialty Finance 49% PAGE 6

COMMUNITY BANKING ■ 80 Banking Centers ■ 101 Twenty-four hour ATMs ■ 10 1st Source Insurance offices ■ 8 Trust & Wealth Advisory locations with approximately $4.7 billion of assets under management In person Online Over the phone Mobile PAGE 7

COMMUNITY BANKING MARKET AREA 17 – County Market Market 797,863 Households Client Households 102,709 Penetration 12.9% Higher Education Steel Production Businesses (approx) 70,600 Business Clients 14,574 Penetration 20.6% As of December 31, 2017 Regional Medical Hub Medical Devices Agriculture Distribution Hub Recreational Vehicle Manufacturing PAGE 8

SPECIALTY FINANCE GROUP SERVICES Aircraft Division — $836MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division — $655MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division — $563MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans. Medium and Heavy Duty Truck Division — $272MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 9

EXPERIENCED AND PROVEN TEAM Executive Team ■ 5 executives with an average 37 years each of banking experience and 27 years with 1st Source Business Banking Officers ■ 37 business banking officers with an average 20 years each of lending experience and with 1st Source from 1 to 35 years Specialty Finance Group Officers ■ 28 specialty finance officers with an average 27 years each of lending experience and with 1st Source from 1 to 30 years PAGE 10

PERFORMANCE – CLIENT ■ #1 deposit share in our 15 ■ Forbes “Top-Rated Bank Headquartered in contiguous county market Indiana” based on 2018 “Best-In-State- Banks” Survey ■ #1 SBA Lender in our Indiana footprint ■ #23 on Monitor Magazine’s 2018 Top 50 U.S. Bank Finance/Leasing Companies ■ #2 SBA Lender in State of Indiana ■ Indiana SBA Community Lender Award – 2013 - 2017 ■ Michiana’s Best Bank for Business – Northwest Indiana Business Quarterly, 2017 ■ Michiana’s Best Company to Work For – Northwest Indiana Business Quarterly, 2017 ■ Michiana’s Best Bank for Customer Service – Northwest Indiana Business Quarterly, 2017 PAGEPAGE ELEVEN 11

FINANCIAL REVIEW PAGE 12

GROWING LOAN PORTFOLIO Total Average Loans & Leases ($MM) Loans & Leases Yield on Loans & Leases - FTE (%)* 5500 6.00% 5000 4728 4500 4333 5.50% 4114 4000 3837 3640 3500 4.87% 5.00% 3000 4.50% 4.42% 4.39% 2500 4.28% 4.50% 2000 1500 4.00% 1000 500 3.50% 2014 2015 2016 2017 2018 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 13

DIVERSIFIED LOAN PORTFOLIO 2018 Average Loans by Type Commercial Commercial and Real Estate Agricultural 16% 22% Residential Real Estate 11% Consumer 3% Aircraft 17% Medium and Heavy Duty Truck 6% Construction Auto and Light Truck Equipment 11% 14% PAGE 14

STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs / (Recoveries) Stable Reserves Low Nonperforming Assets Limited Losses 2.31% 2.21% 2.11% 2.10% 2.04% 1.13% 1.00% 0.70% 0.67% 0.50% 0.32% 0.13% 0.06% 0.06% (0.02%) 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 YTD YTD YTD PAGE 15

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) Non-core Deposits Core Deposits Effective Rate on Deposits (%) 6000 1.20% 5000 4922 1.00% 4493 4303 686 3961 444 4000 3778 431 4236 0.80% 329 4049 270 3872 3508 3632 3000 0.60% 0.66% 2000 0.40% 0.43% 0.35% 1000 0.30% 0.29% 0.20% 0 0.00% 2014 2015 2016 2017 2018 YTD * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. PAGE 16

ATTRACTIVE CORE DEPOSIT FRANCHISE 2018 Average Deposits By Type Noninterest Savings and Interest Bearing Demand Bearing Demand 21% 50% CD and IRA 29% PAGE 17

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) 2018 $6,000,000 1st Source 13.97% Chase 9.52% $5,000,000 Lake City Bank 8.61% Wells Fargo** 6.66% Horizon Bank 4.58% $4,000,000 Fifth Third 4.52% Data as of June 2018 – FDIC (via S&P Global) $3,000,000 **Sale of all deposits to Flagstar Bank expected during Q4 2018 $2,000,000 $1,000,000 $0 June 12 June 13 June 14 June 15 June 16 June 17 June 18 *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. PAGE 18

NET INCOME & EARNINGS PER SHARE ($MM) $80 $4.00 $70 68.1 $3.50 61.0 $60 58.1 57.5 57.8 $3.00 50.1 $50 $2.50 2.60 $40 2.33 $2.00 2.17 2.17 2.22 $30 1.92 $1.50 $20 $1.00 $10 $0.50 $0 $0.00 2014 2015 2016 2017 2017 2018 YTD YTD Net Income EPCS (Diluted) PAGE 19

NET INTEREST MARGIN (FTE)* ($MM) $250 6.50% $200 187.4 168.2 171.5 5.50% 162.2 158.7 $150 138.2 4.50% $100 3.71% 3.50% $50 3.59% 3.60% 3.57% 3.56% 3.43% $0 2.50% 2014 2015 2016 2017 2017 2018 YTD YTD Net Interest Income ($MM) Net Interest Margin (%) * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 20

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2018 YTD = $53.2MM* Equipment Rental Mortgage 8% Banking 5% Trust and Wealth Advisory 30% Insurance Commissions Fair Value of 10% Assets Under Management of $4.7B Service Charges on Deposit Accounts 14% Other 14% Debit Card 19% 25% of Total Revenue* * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . PAGE 21

OPERATING EXPENSES ($MM) $180.0 70.0% 148.8 142.0 $150.0 136.1 140.8 65.0% 119.1 $120.0 108.1 $90.0 60.0% 60.9% 60.6% 60.2% 60.4% 60.1% $60.0 57.7% 55.0% $30.0 $0.0 50.0% 2014 2015 2016 2017 2017 2018 YTD YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 22

STRONG CAPITAL POSITION Tier 1 Leverage Ratio Tier 1 Risk Based Ratio 14.57% 13.65% 13.80% 13.44% 13.41% 12.16% 12.21% 12.11% 12.17% 12.03% 8% Well Capitalized 5% Well Capitalized 2014 2015 2016 2017 2018 YTD 2014 2015 2016 2017 2018 YTD Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 15.89% 14.97% 15.12% 14.70% 14.66% 11.15% 10.96% 10.89% 10.94% 10.73% 10% Well Capitalized 2014 2015 2016 2017 2018 YTD 2014 2015 2016 2017 2018 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 23

TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth $30.00 $26.00 $25.66 $24.47 $22.75 $22.00 $21.49 $20.16 $18.65 $18.00 $17.67 $16.38 $14.00 $10.00 2011 2012 2013 2014 2015 2016 2017 2018 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 24

COMMON DIVIDENDS PER SHARE 30 YEARS OF CONSECUTIVE DIVIDEND GROWTH $1.200 $1.000 0.960 $0.800 0.760 0.720 0.645 0.671 0.618 0.582 0.600 0.555 $0.600 0.527 0.536 $0.400 $0.200 $0.000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 PAGE 25

DELIVERING RETURNS TO SHAREHOLDERS PAGE 26

DELIVERING RETURNS TO SHAREHOLDERS PAGE 27

PERFORMANCE – FINANCIAL ■ #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – Bauer Financial ■ 30 years of consecutive dividend growth PAGE 28

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 30 consecutive years of dividend growth PAGE 29

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 30

APPENDIX PAGE 31

Aircraft Portfolio – Industries by NAICS Construction Retail Trade 10% 14% Manufacturing 8% Ag, Forestry, Services Fishing & Hunting 16% 7% Wholesale Trade 5% Other* 4% Finance & Insurance and Real Estate Transportation & 14% Warehousing 22% *Other includes: Mining & Utilities and Information PAGE 32

Ownership Summary Shareholder Type Shares % of Total 1st Source ESOP Retail/Other 3.9% Institutional 11,634,546 44.8% 16.2% Institutional Insiders 9,126,241 35.1% 44.8% Retail/Other 4,185,818 16.2% 1st Source ESOP 1,019,141 3.9% Total Shares Outstanding(1) 25,965,746 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 2,136,282 8.2% 2 BlackRock Inc. 1,149,935 4.4% 3 Wellington Management Group LLP 1,035,750 4.0% 4 Vanguard Group Inc. 693,515 2.7% 5 Janus Henderson Group PLC 608,424 2.3% 6 Manulife Asset Management 576,396 2.2% 7 AllianceBernstein LP 434,183 1.7% Insiders 35.1% 8 State Street Global Advisors, Inc. 346,555 1.3% 9 Norges Bank Investment Management 332,133 1.3% 10 Boston Trust & Investment Management Co. 268,189 1.0% Top 10 Institutions(2) 7,581,362 29.1% (1) As of September 30, 2018 Other 4,053,184 15.7% (2) As of June 30, 2018 or most recently reported data Total Institutional Ownership(2) 11,634,546 44.8% Source: SNL Financial and Company filings PAGE 33

Reconciliation of Non-GAAP Financial Measures Calculation of Yield on Loans and Leases (Dollars in thousands) 2014 2015 2016 2017 2018 YTD (A) Loans and leases interest income (GAAP) $ 160,753 $ 168,327 $ 175,532 $ 194,297 $ 171,907 (B) Plus: loans and leases fully tax-equivalent adjustments 274 284 584 621 273 (C) Loans and leases interest income -FTE (A+B) 161,027 168,611 176,116 194,918 172,180 (D) Average loans and leases $ 3,639,985 $ 3,837,149 $ 4,113,508 $ 4,333,375 $ 4,728,047 (E) Annualization factor 1.00 1.00 1.00 1.00 1.34 Yield on loans and leases (GAAP) (A*E)/D 4.42% 4.39% 4.27% 4.48% 4.86% Yield on loans and leases - FTE (C*E)/D 4.42% 4.39% 4.28% 4.50% 4.87% Calculation of Net Interest Margin (Dollars in thousands) 2014 2015 2016 2017 2017 YTD 2018 YTD (A) Interest income (GAAP) $ 178,554 $ 184,684 $ 191,760 $ 212,385 $ 156,200 $ 188,799 (B) Plus: fully tax-equivalent adjustments 1,839 1,698 1,825 1,795 1,360 612 (C) Interest income -FTE (A+B) 180,393 186,382 193,585 214,180 157,560 189,411 (D) Interest expense (GAAP) 18,225 18,163 22,101 26,754 19,383 30,736 (E) Net interest income (GAAP) (A-D) 160,329 166,521 169,659 185,631 136,817 158,063 (F) Net interest income -FTE (C-D) 162,168 168,219 171,484 187,426 138,177 158,675 (G) Average earning assets $ 4,513,631 $ 4,668,811 $ 5,003,922 $ 5,251,094 $ 5,194,745 $ 5,724,114 (H) Annualization factor 1.00 1.00 1.00 1.00 1.34 1.34 Net interest margin (GAAP) (E*H)/G 3.55% 3.57% 3.39% 3.54% 3.52% 3.69% Net interest margin - FTE (F*H)/G 3.59% 3.60% 3.43% 3.57% 3.56% 3.71% Noninterest Income (Dollars in thousands) 2018 YTD (A) Noninterest income (GAAP) $ 72,890 (B) Less: depreciation - leased equipment (19,692) Noninterest income - adjusted (A-B) $ 53,198 PAGE 34

Reconciliation of Non-GAAP Financial Measures Noninterest Expense (Dollars in thousands) 2014 2015 2016 2017 2017 YTD 2018 YTD (A) Noninterest expense (GAAP) $ 150,040 $ 159,114 $ 163,645 $ 173,997 $ 126,684 $ 138,776 (B) Less: depreciation - leased equipment (13,893) (18,280) (21,678) (25,215) (18,541) (19,692) Noninterest expense - adjusted (A-B) $ 136,147 $ 140,834 $ 141,967 $ 148,782 $ 108,143 $ 119,084 Calculation of Efficiency Ratio (Dollars in thousands) 2014 2015 2016 2017 2017 YTD 2018 YTD (A) Net interest income (GAAP) $ 160,329 $ 166,521 $ 169,659 $ 185,631 $ 136,817 $ 158,063 (B) Net interest income - FTE 162,168 168,219 171,484 187,426 138,177 158,675 (C) Plus: noninterest income (GAAP) 77,887 83,316 88,945 98,706 73,035 72,890 (D) Less: gains/losses on investment securities and partnership investments (3,151) (2,130) (3,873) (4,569) (3,128) (263) (E) Less: depreciation - leased equipment (13,893) (18,280) (21,678) (25,215) (18,541) (19,692) (F) Total net revenue (GAAP) (A+C) 238,216 249,837 258,604 284,337 209,852 230,953 (G) Total net revenue -adjusted (B+C-D-E) 223,011 231,125 234,878 256,348 189,543 211,610 (H) Noninterest expense (GAAP) 150,040 159,114 163,645 173,997 126,684 138,776 (E) Less: depreciation - leased equipment (13,893) (18,280) (21,678) (25,215) (18,541) (19,692) (I) Less: contribution expense limited to gains on investment securities in (D) (963) - (484) (959) (462) - (J) Noninterest expense - adjusted (H-E-I) $ 135,184 $ 140,834 $ 141,483 $ 147,823 $ 107,681 $ 119,084 Efficiency ratio (GAAP-derived) (H/F) 63.0% 63.7% 63.3% 61.2% 60.4% 60.1% Efficiency ratio - adjusted (J/G) 60.6% 60.9% 60.2% 57.7% 56.8% 56.3% PAGE 35

Reconciliation of Non-GAAP Financial Measures Calculation of Tangible Common Equity-to-Tangible Assets Ratio (Dollars in thousands) 2014 2015 2016 2017 2018 YTD (A) Total common shareholders' equity (GAAP) $ 614,473 $ 644,053 $ 672,650 $ 718,537 $ 750,437 (B) Less: goodwill and intangible assets (85,371) (84,676) (84,102) (83,742) (84,097) (C) Total tangible common shareholders' equity (A-B) 529,102 559,377 588,548 634,795 666,340 (D) Total assets (GAAP) 4,829,958 5,187,916 5,486,268 5,887,284 6,293,169 (B) Less: goodwill and intangible assets (85,371) (84,676) (84,102) (83,742) (84,097) (E) Total tangible assets (D-B) $ 4,744,587 $ 5,103,240 $ 5,402,166 $ 5,803,542 $ 6,209,072 Common equity-to-assets ratio (GAAP-derived) (A/D) 12.72% 12.41% 12.26% 12.20% 11.92% Tangible common equity-to-tangible assets ratio (C/E) 11.15% 10.96% 10.89% 10.94% 10.73% Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2011 2012 2013 2014 2015 2016 2017 2018 YTD (A) Total common shareholders' equity (GAAP) $ 523,918 $ 558,655 $ 585,378 $ 614,473 $ 644,053 $ 672,650 $ 718,537 $ 750,437 (B) Less: goodwill and intangible assets (87,502) (87,502) (86,343) (85,371) (84,676) (84,102) (83,742) (84,097) (C) Total tangible common shareholders' equity (A-B) $ 436,243 $ 471,153 $ 499,035 $ 529,102 $ 559,377 $ 588,548 $ 634,795 $ 666,340 (D) Actual common shares outstanding 26,635,424 26,666,889 26,754,761 26,248,690 26,027,584 25,875,765 25,936,764 25,965,746 Book value per common share (GAAP-derived) (A/D)*1000 $ 19.67 $ 20.95 $ 21.88 $ 23.41 $ 24.75 $ 26.00 $ 27.70 $ 28.90 Tangible common book value per share (C/D)*1000 $ 16.38 $ 17.67 $ 18.65 $ 20.16 $ 21.49 $ 22.75 $ 24.47 $ 25.66 PAGE 36